Combined and Condensed Information Related to Affiliates (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Operations:
Total revenues	¥ 827,740	¥ 945,635	¥ 850,947
Income before income taxes	97,301	74,223	108,175
Net income	64,699	51,940	92,763
Financial position:
Total assets	5,237,184	4,561,537	4,237,580
Total liabilities	4,031,673	3,508,038	3,174,222
Total equity	¥ 1,205,511	¥ 1,053,499	¥ 1,063,358